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                                 EXHIBIT 10(AA)

SUNTRUST                                 UNLIMITED CONTINUING GUARANTY AGREEMENT

The "Lender" referred to in this Agreement is SunTrust Bank.

Lender's address is  25 Park Place, Atlanta, Georgia  30303

Guarantor:                                           Borrower:
Lynch Corporation                                    Lynch Systems, Inc.
50 Kennedy Plaza, Suite 1250                         601 Independent Street
Providence, Rhode Island  02903                      Bainbridge, Georgia  31717

1. CONSIDERATION. To induce Lender to extend credit or other financial accommodations to Borrower, or to continue to extend credit or other financial accommodations to Borrower, and in consideration therefor, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor (which term shall mean each Guarantor named herein individually and all Guarantors named herein collectively) does hereby agree as follows:

2.       DEFINITIONS:

         2.1. "Lender" shall include the bank set forth above and any Person acting as its nominee or agent, and any member of its "affiliated group" as such term is defined in Section 1504(a) of the Internal Revenue Code of 1986, as amended.

         2.2. "Liability" and "Liabilities" shall include all of the Obligations as defined in that certain Amended and Restated Credit Agreement, dated as of the date hereof, by and between the Lender and the Borrower (as the same may be amended from time to time, the "Credit Agreement") and the other Credit Documents referred to in the Credit Agreement, including all renewals, extensions, modifications, and refinancings thereof, now or hereafter existing, whether for principal, interests, fees, expenses or otherwise, and all expenses (including reasonable attorney's fees and expenses) actually incurred by Lender in enforcing any of its rights hereunder or under the Credit Agreement and the other Credit Documents.

         2.3. "Borrower" shall mean, individually and collectively, any individual or individuals, association, partnership, corporation or other entity named herein as Borrower and (i) all successors and assigns of the Borrower, (ii) any individual or individuals, association, partnership, corporation or other entity to which all or substantially all of the business or assets of said Borrower shall have been transferred, (iii) in the case of a partnership Borrower, any new partnership which shall have been created by reason of the admission of any new partner or partners therein and/or the dissolution of the existing partnership by the death, resignation or other withdrawal of any partner, and (iv) in the case of a corporate Borrower, any other corporation into or with which said Borrower shall have been merged, consolidated, reorganized, purchased or absorbed.

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         2.4.     "Person" and "Persons" shall include natural persons,
         partnerships, and incorporated and unincorporated entities and associations of every kind.

3. OBLIGATION OF GUARANTOR. Guarantor hereby absolutely and unconditionally delivers this Guaranty to Lender and hereby absolutely and unconditionally guarantees to Lender and any transferee of this Guaranty or of any Liability guaranteed hereby, the prompt and full payment of all Liabilities. Guarantor agrees that if Borrower fails to fully and timely perform any Liability, Guarantor will fully and timely perform the Liability without resort by the Lender to any other Person. Any obligation of the Guarantor hereunder is in addition to and shall not prejudice or be prejudiced by any other agreement, instrument, surety or guaranty (including any other agreement, instrument, surety or guaranty signed by Guarantor) which Lender may now or hereafter hold relative to any of the Liabilities. Any payment of Guarantor hereunder may be applied to any of the Liabilities as Lender may choose. The obligation of Guarantor to Lender hereunder is primary, absolute and unconditional.

4. TERM OF GUARANTY. Guarantor acknowledges that there may be future advances by Lender to Borrower (although Lender may be under no obligation to make such advances) and that the number and amount of the Liabilities are unlimited and may fluctuate from time to time hereafter. Guarantor expressly agrees that Guarantor's obligation hereunder shall remain absolute, primary and unconditional notwithstanding such future advances and fluctuations, if any, and agrees that, in any event, this agreement is a continuing guaranty and shall remain in force at all times hereafter, whether there are any Liabilities outstanding or not, until all originals hereof are returned to Guarantor by Lender or until a written notice from Guarantor terminating this Guaranty has been received and acknowledged by Lender, but such written termination shall not release Guarantor from any obligation for payment of (i) any and all Liabilities then in existence; (ii) any renewals or extensions thereof, in whole or in part, whether such renewals or extensions are made before or after such termination; and (iii) any damages, losses, costs, interest, charges, attorneys fees or expenses then or thereafter incurred in connection with the Liabilities or any renewals or extensions thereof.

5. PROPERTY IN LENDER'S POSSESSION. As security for the payment of the Liabilities and the obligation of Guarantor hereunder, Guarantor hereby assigns and grants a security interest to Lender in: (i) all property of Guarantor in or coming into the possession, control, or custody of Lender, or in which Lender has or hereafter acquires a lien, security interest, or other right; and (ii) any existing or hereafter created lien or security interest in favor of Guarantor in any property of Borrower. Guarantor hereby agrees that any rights Guarantor may now or hereafter have in any collateral securing any of the Liabilities or against Borrower or any property of Borrower, including rights arising by virtue of subrogation or otherwise, shall be subordinate and junior to Lender's rights to said collateral or property and to Lender's indefeasible right to the prior payment of the Liabilities. Guarantor hereby grants to Lender a lien on, and a security interest in, the deposit balances, funds, accounts, items, certificates of deposit, securities, other property and the monies of Guarantor now or hereafter in the possession or custody of Lender for any purpose (including property left in safekeeping or custody) or on deposit with Lender to secure, and as collateral for, the payment and performance of this Guaranty as well as of any other obligation or liability (present or future, absolute or contingent, due or not due) of Guarantor to Lender. Lender may at any time and from time to time,

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without demand or notice, appropriate and set off against such deposit balances, funds, accounts, items, certificates of deposit, securities, other property and monies and apply the same to the obligations of Guarantor hereunder.

6. CONSENT TO LENDER'S ACTS. Guarantor hereby consents and agrees that, at any time or times, without notice to or further approval of Guarantor or Borrower, and without in any way affecting the obligation of Guarantor hereunder, Lender may, with or without consideration: (i) release, compromise, or agree not to sue, in whole or in part, Borrower, any Guarantor or any other obligor, guarantor, endorser or surety upon any of the Liabilities; (ii) waive, rescind, renew, extend, modify, increase, decrease, delete, terminate, amend, or accelerate in accordance with its terms, either in whole or in part, any of the Liabilities, any of the terms thereof, or any agreement, covenant, condition, or obligation of or with Borrower, any Guarantor, or any other obligor, guarantor, endorser or surety upon any of the Liabilities; and (iii) apply any payment received from Borrower, any Guarantor or any other obligor, guarantor, endorser or surety upon any of the Liabilities to any of the Liabilities which Lender may choose. Further, Lender may at any time, either with or without consideration, surrender, release or receive any property or other security of any kind or nature whatsoever held by it or any Person on its behalf or for its account securing any indebtedness of Borrower or any Liability, or substitute any collateral so held by Lender for other collateral of like kind, or of any kind, without notice to or further consent from Guarantor, and such surrender, receipt, release or substitution shall not in any way affect the obligation of Guarantor hereunder. Lender shall have full authority to adjust, compromise and receive less than the amount due upon any such collateral, and may enter into any accord and satisfaction agreement as deemed advisable by Lender without affecting the obligation of Guarantor hereunder. Lender shall be under no duty to undertake to collect upon such collateral or any part thereof, and shall not be liable for any negligence or mistake in judgment in handling, disposing of, obtaining, or failing to collect upon, or perfecting or maintaining a security interest in, any such collateral and any such actions by Lender will not release Guarantor from any obligation under this Guaranty.

7. WAIVERS BY GUARANTOR. Guarantor waives: (i) notice of acceptance of this Guaranty by Lender and of the creation, extension or renewal of any Liability to which it relates and of any default by Borrower; (ii) notice of presentment, demand for payment, notice of dishonor or protest of any of Borrower's obligations or the obligation of any Person held by Lender as collateral security for any Liability; (iii) notice of the failure of any Person to pay to Lender any indebtedness held by Lender as collateral security for any Liability; (iv) failure of Lender to obtain and perfect or maintain the perfection or priority of any security interest or lien on property to secure any Liability; (v) any defense resulting from the failure of Lender to have any other Person execute this Guaranty or execute any other guaranty relating to a credit facility granted to Borrower; (vi) any failure to promptly commence suit against any party thereto or liable thereon or to give any notice to or make any claim or demand upon Guarantor or Borrower; and (vii) all defenses, offsets and counterclaims which Guarantor may at any time have to any claim of Lender against Borrower. No act, failure to act, or omission of any kind on the part of Guarantor, Borrower, Lender or any Person shall be a legal or equitable discharge or release of Guarantor hereunder unless agreed to hereafter in writing by Lender. This Guaranty shall not be affected by any change which may arise by reason of the death of Guarantor, or of any partner(s) of Guarantor, or of Borrower, or by reason of the accession to any such partnership of any one or more new partners. Guarantor further agrees that this instrument shall

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continue to be effective or be reinstated as the case may be, if at any time payment, or any part thereof, of the principal or interest on any of the Liabilities is rescinded or must otherwise be restored or returned by Lender upon the insolvency, bankruptcy or reorganization of Borrower, or otherwise, all as though such payment had not been made.

8. BORROWER AUTHORIZATION. This Guaranty covers all Liabilities to Lender purporting to be made on behalf of Borrower by any officer, agent or partner of Borrower, without regard to the actual authority of such officer, agent or partner to bind Borrower, and without regard to the capacity of Borrower or whether the organization or charter of Borrower is in any way defective.

9. PAYMENT EVENTS, SUBROGATION RIGHTS. In the event of: (i) the insolvency (as defined in the Uniform Commercial Code as in effect at the time) of Borrower or any Guarantor; or (ii) written notice from any Guarantor terminating this Guaranty is received and acknowledged by Lender, and whether or not any such event occurs at a time when any Liabilities are otherwise due and payable, Guarantor agrees to pay to Lender upon demand the full amount which would be payable hereunder by Guarantor if all Liabilities were then due and payable. If a bankruptcy or insolvency action be filed by or against Borrower or any Guarantor or if a receiver be appointed for any part of the property or assets of Borrower or any Guarantor, whether or not such event occurs at a time when any of the Liabilities are otherwise due and payable, then simultaneously therewith Guarantor will be obligated to pay to Lender the full amount which would be payable hereunder by Guarantor if all Liabilities were then due and payable, all without notice or demand from Lender. Until all obligations of Guarantor to Lender have been paid in full, Guarantor shall have no right of subrogation and hereby waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower and any benefit of, and any right to participate in, any collateral now or hereafter held by Lender.

10. SUBORDINATION. In the event that for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor, Guarantor agrees that the amount of such indebtedness and all interest thereon shall at all times be subordinate as to lien, time of payment and in all other respects to all Liabilities which are covered by this Guaranty, and that Guarantor shall not be entitled to enforce or receive payment thereof until all sums then due and owing to Lender shall have been paid in full. If any payment shall have been made to Guarantor by Borrower on any said indebtedness during any time that there are Liabilities outstanding, Guarantor shall hold in trust all such payments for the benefit of Lender and shall make said payments to Lender to be credited and applied against the Liabilities, whether matured or unmatured, in accordance with the discretion of Lender.

11. REPRESENTATIONS BY GUARANTOR. Guarantor represents that, at the time of the execution and delivery of this Guaranty, nothing exists to impair the effectiveness of the obligation of Guarantor to Lender hereunder, or this Guaranty becoming effective immediately.

12. REMEDIES OF LENDER. Lender may at its option proceed in the first instance against Guarantor to collect any Liability, without first proceeding against Borrower for said Liability, or any other Person liable for said Liability, and without first resorting to any property at any time held by Lender as collateral security for any Liability and without any marshalling of assets whatsoever. Guarantor further authorizes Lender, without notice or demand, to apply any indebtedness due or to

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become due to Guarantor from Lender in satisfaction of any of the Liabilities and Guarantor's obligation hereunder, including, but not limited to, the right to set-off against any deposits of Guarantor with Lender. Lender shall further have any other rights provided by law or under any other document, all of which rights are cumulative. The obligation of each Guarantor hereby created is joint and several, and Lender is authorized and empowered to proceed against Guarantor or any of them, without joining Borrower or any other Guarantor. All of said parties may be sued together, or any of them may be sued separately without first or contemporaneously suing the others. There shall be no duty or obligation upon Lender, whether by notice or otherwise: (i) to proceed against Borrower or any other Guarantor; (ii) to initiate any proceeding or exhaust any remedy against Borrower or any other Guarantor; or (iii) to give any notice to any other Guarantor or Borrower, whatsoever, before bringing suit, exercising any rights to any collateral or security, or instituting proceedings of any kind against Borrower, Guarantor or any of them.

13. INUREMENT, GOVERNING LAW, COSTS AND EXPENSES. This agreement shall bind and inure to the benefit of Lender, its successors and assigns, and likewise shall bind and inure to the benefit of Guarantor, the heirs, executors, administrators, personal representatives, estates, successors and assigns of the Guarantor. This agreement and its performance, interpretation and enforcement shall in all respects be governed by the laws of the State indicated in Lender's address as shown above. Guarantor waives any and all privilege and rights which Guarantor may have under state statute, relating to venue, as it now exists or may hereafter be amended. Any legal action brought on this Guaranty may, at Lender's discretion, be brought in the appropriate court for the county in which the Lender's address, indicated above, is located or in such other court as provided by law. If any legal action or actions are instituted by Lender to enforce any of its rights against Guarantor hereunder, then Guarantor, jointly and severally, agrees to pay Lender all expenses incurred by Lender relative to such legal action or actions, including, but not limited to, court costs plus reasonable attorney's fees actually incurred.

14. WAIVER OF HOMESTEAD EXEMPTION RIGHTS AND BORROWER DEFENSES. Guarantor hereby ratifies, confirms, and adopts all the terms, conditions, agreements and stipulations of all notes and other evidences of the Liabilities heretofore or hereafter executed. Without in any way limiting the generality of the foregoing, Guarantor waives and renounces any and all homestead or exemption rights Guarantor may have under or by virtue of the Constitution or laws of any state, or the United States, as against the obligation hereby created, provided, however, that such waiver shall not apply to any obligation created hereunder which arises from any of the Liabilities that are consumer credit transactions; and Guarantor does hereby transfer, convey and assign, and direct any Trustee in Bankruptcy or receiver to deliver to Lender, a sufficient amount of property or money in any homestead or exemption that may be allowed to Guarantor to pay any Liability in full and all costs of collection.

15. FINANCIAL STATEMENTS. At the request of Lender, Guarantor shall prepare and deliver to Lender no more frequently than each fiscal quarter a complete and current financial statement setting forth all the assets and liabilities of Guarantor (and to the extent any Person other than Guarantor, including a spouse of Guarantor, has any interest in said assets or is jointly liable for any of said liabilities, said matters shall be set forth in their entirety in the financial statements), signed by Guarantor under oath as being true and correct.

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16.      INDEPENDENT DETERMINATION OF FACTS. Guarantor's execution of this
Guaranty was not based upon any facts or materials provided by Lender nor was Guarantor induced to execute this Guaranty by any representation, statement or analysis made by Lender. Guarantor acknowledges and agrees that Guarantor assumes sole responsibility for independently obtaining any information or reports deemed advisable by Guarantor with regard to Borrower or any other Guarantor, and Guarantor agrees to rely solely on the information or reports so obtained in reaching any decision to execute or not to terminate this Guaranty. Guarantor acknowledges and agrees that Lender is and shall be under no obligation now or in the future to furnish any information to Guarantor concerning Borrower, the Liabilities or any other Guarantor, and that Lender does not and shall not be deemed in the future to warrant the accuracy of any information or representation concerning the Borrower, any Guarantor or any other Person which may induce the Guarantor to execute or not to terminate this Guaranty.

17. MISCELLANEOUS. All of the Lender's rights and remedies are cumulative and those granted hereunder are in addition to any rights and remedies available to the Lender under law. If any provision of this agreement or the application thereof to any Person or circumstances shall to any extent, be invalid or unenforceable, the remainder of this agreement or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each provision of this agreement shall be valid and enforceable to the full extent permitted by law. The failure or forbearance of Lender to exercise any right hereunder, or otherwise granted to it by law or another agreement, shall not affect the obligation of Guarantor hereunder and shall not constitute a waiver of said right. This Guaranty contains the entire agreement between the parties, and no provision hereof may be waived, modified, or altered except by a writing executed by Guarantor and Lender. There is no understanding that any Person other than or in addition to Guarantor shall execute this Guaranty. The captions to the paragraphs are for convenience only and shall not be deemed a part of this agreement.

18. JURY WAIVER. GUARANTOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER DOCUMENT OR INSTRUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO EXTEND, OR TO CONTINUE TO EXTEND CREDIT OR OTHER FINANCIAL ACCOMMODATIONS TO BORROWER. FURTHER, GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR THE LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. NO REPRESENTATIVE OR AGENT OF THE LENDER, NOR LENDER'S COUNSEL HAS THE AUTHORITY TO WAIVE, CONDITION, OR MODIFY THIS PROVISION.

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19.      WAIVER OF O.C.G.A. SECTION 10-7-24. If this Guaranty is executed or enforced in Georgia, or if the obligations guaranteed hereby are due and payable in Georgia, or if this Guaranty is governed by the laws of Georgia, then Guarantor waives all rights under Section 10-7-24 of the Official Code of Georgia Annotated, as amended, including any right to require Lender to proceed against Borrower.

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Guarantor has read, understands, and agrees to the provisions of this Guaranty and has executed the same voluntarily, under seal, with full authority and with the intent to be legally bound by its terms, conditions, and obligations.

Dated June 10, 2002

                                               Guarantor:

                                               LYNCH CORPORATION

                                               By: /S/ RAYMOND H. KELLER
                                                   ---------------------
                                                   RAYMOND H. KELLER

                                                                          (SEAL)

                                               Name:  Raymond H. Keller

                                               Address:50 Kennedy Plaza
                                                       Providence, RI 02903
                                               Phone: (401) 453-2007

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